Exhibit 10.32

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

DEALERSHIP AGREEMENT

THIS DEALERSHIP AGREEMENT (“Agreement”) is made effective on September 1, 2008 by and between AZIMUT BENETTI S.P.A., an Italian corporation, (“AZIMUT”) with offices located at Via Michele Coppino 104, Viareggio (Lucca), Italy, and MARINEMAX NORTHEAST, LLC, a Delaware limited liability company, d/b/a MARINEMAX SURFSIDE 3 (“DEALER”) with offices located at 18167 US 19 North, Suite 300, Clearwater, Florida 33764 (AZIMUT and DEALER sometimes referred to collectively herein as the “Parties”).

In consideration of the mutual covenants contained herein, AZIMUT and DEALER agree as follows:

PREAMBLE

A)	DEALER possesses sufficient technical and commercial competence in the field of the non commercial motoryacht industry to ensure efficient distribution of such products in the Territory (as hereafter defined).

B)	DEALER also possesses sufficient skills to ensure promotion of AZIMUT Products (as hereafter defined) with the clientele and the display of these Products for sale.

C)	DEALER has the right to appoint subdealers or agents within the Territory subject to prior written approval by AZIMUT, which approval will not be unreasonably withheld. In such a case DEALER will remain directly responsible in respect of AZIMUT for its subdealers and/or agents activity.

D)	DEALER possesses or has at its disposal in its Territory the technical installations and the skilled labor necessary to ensure the launching, repair and complete service of AZIMUT’s Products as better specified in the DEALER Qualification Book.

E)	AZIMUT requires DEALER to distribute the Products and supplementary equipment manufactured by AZIMUT and to promote effectively and efficiently their sales in the Territory.

F)	AZIMUT requires DEALER to follow DEALER QUALIFICATION PROGRAM by fully complying with all rules, standards and procedures stated in DEALER QUALIFICATION BOOK a copy of which has been delivered to DEALER and forms an integral part of this Agreement as Appendix 1. AZIMUT reserves the right to modify DEALER QUALIFICATION BOOK at any time on prior written notice to DEALER with modifications applicable to all dealers.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

DEFINITIONS

In addition to the definitions made in other parts of this Agreement, the Parties agree that the following terms shall have the meaning hereinafter defined:

I.	Contractual Term. The term of this Agreement shall be two (2) years provided, however, that at the end of each twelve (12) month term hereof, this Agreement shall be automatically renewed for another twelve (12) months for so long as DEALER and AZIMUT are able to agree in good faith on acceptable retail sales goals, and Dealer has good faith intentions to seek the status of at least “silver” as defined in the Dealer Qualification Book.

II.	DEALER Manager. The manager of DEALER next identified upon whose personal service AZIMUT relies in entering into the Agreement. DEALER Manager: Andrew Schneider, or any other individual appointed in MarineMax’s reasonable discretion that is capable of leading DEALER in the performance of this Agreement.

III.	DEALER Owner. DEALER Owner means the owner(s) of DEALER next identified upon whose personal service AZIMUT relies in entering into the Agreement. DEALER Owner: MarineMax.

IV.	Exclusivity. DEALER has the exclusive right to sell the Products to customers that, to the best of DEALER’S knowledge, will moor their boat in the Territory for not less than one hundred eighty-one (181) days during the first twelve (12) months from delivery of the boat.

This exclusivity is based upon the following two (2) AZIMUT engagements:

1. No other dealer will be appointed in the Territory, and

2. No other dealer will be allowed to sell Products in the Territory. Specifically, Azimut will use its commercially reasonable best efforts to restrict or prohibit other dealers from selling into another dealers territory, unless otherwise agreed between the dealers.

V.	Notice. A certified letter with return receipt requested or, if required by urgency, an e-mail or facsimile provided receipt of such communication is acknowledged in writing by the party to whom it is addressed. Notices shall be effective upon receipt.

VI.	Options. All components or equipment or customizations requested by DEALER which are not included in the standard specification of the relevant model.

VII.	Order Contract. The order contract used between AZIMUT and DEALER for the confirmation of the purchase of each Product, a standard copy of which is attached hereto as Appendix 2.

VIII.	Products. Boats manufactured by AZIMUT (listed in Appendix 3 to this Agreement) sold with the trademark ‘AZIMUT’, all supplementary equipment, accessories and spare parts of such boats, and clothing. AZIMUT reserves the right to include in or exclude from this list, at any time any boat model, or supplementary equipment, accessories and spare parts of such boats by simple written notice to this effect no less than thirty (30) days prior to change.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IX.	Territory. The geographical area encompassed by the boundaries of Maryland to Maine.

X.	Trademarks. The trademark AZIMUT and all other trademarks which are or will be registered on behalf of AZIMUT, a current copy of which is reproduced and described in DEALER Qualification Book.

ARTICLE I

LEGAL STATUS OF DEALER

1.1.	DEALER has the right to purchase and to sell AZIMUT Products on its own name and for its own account. DEALER has the status of independent DEALER vis-à-vis AZIMUT and vis-à-vis customers.

1.2	DEALER has the right to distribute the Products in the Territory on an exclusive basis. It is obliged to promote sales of the Products in the Territory in the most efficient manner, and to devote its commercially reasonable best efforts to develop such sales.

1.3	DEALER engages itself not to promote/sell/distribute products in competition with the AZIMUT Products; provided, however, that this shall not include any of the brands currently carried by DEALER or its affiliates which DEALER and its affiliates shall be permitted to sell unless agreed otherwise by Azimut in writing.

1.4	DEALER is NOT authorized to act either in the name or as an agent of AZIMUT.

1.5	DEALER has the duty to protect the interests of AZIMUT with all the diligence required of a good merchant and to inform AZIMUT of its activity as well as the conditions of the market in the Territory.

ARTICLE II

UNDERTAKING OF DEALER

2.1	DEALER has the duty to display the Products in the most apparent manner possible and under the most favorable conditions in its show windows, show cases, display floors and any other places visited by the clientele, to which DEALER has access either on a permanent or provisional basis, to be determined in DEALER’S reasonable judgment of what is most appropriate and effective, after input and consultation with Azimut if warranted.

2.2	DEALER shall not sell, promote or advertise the sale of Products outside the Territory, except in publications with cross-territorial distribution (in the latter, territory has to be specified as appropriate).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2.3	AZIMUT authorizes DEALER to make known to its clientele its status of AZIMUT exclusive importer and distributor in the Territory. DEALER may also use the term “AZIMUT exclusive importer and distributor for United States East Coast from Maryland to Maine” on its letterhead, signs, prospectus and advertisements. DEALER acknowledges that AZIMUT has the exclusive right to use and to control the use of the Trademarks, and but for the limited, non-exclusive right granted for DEALER to use of the AZIMUT name and trademarks as provided in this Agreement, DEALER would have no right to use the same.

2.4	DEALER accepts and undertakes, with respect to the Products it will sell, to fulfill the obligations set out in the “AZIMUT Warranty Bookhere attached as Appendix 4.

2.5	In purchasing each boat, DEALER and AZIMUT will execute an Order Contract where AZIMUT undertakes, with respect to the Products sold to DEALER, only the express warranty obligations valid with respect to DEALER. It is here agreed by the Parties that the terms and conditions set out in the Order Contract may be modified by AZIMUT either generally or in respect of any particular Order Contract upon prior written notice to Dealer.

2.6	DEALER shall carry in stock at all times during the term of the Agreement such inventory of Products as DEALER’s volume of sales or service may require. DEALER shall in no event carry less than the minimum Products established by mutual agreement between DEALER and AZIMUT in good faith based on many factors including without limitation the strength of the economy in the Territory, Euro impact, Azimut product availability and realistic potential for growth, unless subsequently agreed to in writing between the parties in good faith. DEALER’s required minimum Products inventory will change as new Products are added to AZIMUT’s available products. The forecasted orders are attached hereto as Appendix 6.

ARTICLE III

CONDITIONS OF SALE AND TITLE

3.1	AZIMUT will supply DEALER with Products in so far as available, at the conditions set out in this contract.

3.2	Provided the entire Purchase Price and all other sums due and owed by the buyer to AZIMUT in respect of this Order have been paid in full, title to the Yacht will be deemed to be transferred to the DEALER. The parties agree the DEALER will pay the purchase price for each Product when the Product is ready for shipment in Italy. AZIMUT shall retain risk of loss for the Product until the Product is physically delivered to DEALER in the designated port in the United States. AZIMUT shall be responsible, at its expense, to ship the Product and to insure the Product to cover its full value until delivery to DEALER in the United States and shall provide a certificate of insurance upon shipment naming DEALER as an additional insured and loss payee.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

3.3	AZIMUT will sell the Products to DEALER using the prices resulting from the price list contained in Appendix 5 to this contract (the “Price List”). AZIMUT reserves the right to modify Prices applicable to future product purchases/orders by giving DEALER thirty (30) days prior written Notice. Prices are normally modified by AZIMUT once a year effective as of 1st of September, however, AZIMUT reserves the right to modify its prices at any time. Prices are for delivery cost, insurance, and freight.

3.4	AZIMUT may, at its reasonable discretion, refuse any requested modification to the orders. Modifications are valid only if accepted by AZIMUT in writing.

3.5	DEALER will have the following discount structure on the Prices indicated in the Price List. DEALER will be granted the discount off the option price-list listed below.

“[****]”

3.6	FLOOR PLAN. AZIMUT recognizes DEALER six (6) month floor plan assistance for boats ordered in stock and kept in inventory at an interest rate equal to New York prime. In case the boat is sold within the six (6) month period, the floor plan will be recognized for the effective time kept in stock. Upon request from DEALER, AZIMUT shall consider in good faith granting interest on trade inventory.

For ordered boats already sold retail at the time of the shipment from Italy, floor plan will be recognized to DEALER at an interest rate equal to New York prime for the time it takes to deliver the boat to the retail customer or a maximum of sixty (60) days, whichever comes first.

ARTICLE IV

FURTHER UNDERTAKINGS OF DEALER

4.1	DEALER has to make its commercially reasonable best efforts in order to establish the best image for AZIMUT in the Territory and to promote the sales of Products and achieve the highest turnover therein.

4.2	DEALER must operate through at least one permanent office to ensure an adequate promotion of the AZIMUT Products at its own expense. DEALER must within two (2) weeks from the execution of this Agreement communicate to AZIMUT where its offices are and/or when and where it will open its new offices if applicable. DEALER undertakes to follow the rules and instructions set out in DEALER Qualification Book in any refitting, restructuring and opening of any of its offices and yards.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

4.3	Pursuant to the rules and instructions set out in DEALER Qualification Book, DEALER and all its network locations have to show an “AZIMUT Yachts” sign where its offices or service yards are established subject to zoning laws and ordinances and as soon as reasonably practicable.

ARTICLE V

ADVERTISING

5.1	DEALER will promote the Product locally by organizing VIP receptions, meetings and introductory cocktails as better specified in DEALER Qualification Book.

5.2	DEALER shall be responsible for advertising and/or marketing activity in the Territory and DEALER and AZIMUT shall mutually agree on a marketing plan and budget for the contractual year. If an agreement is not reached on the budget, AZIMUT will establish the budget based upon dealers in similar territories. The budget will define which costs are paid by AZIMUT or DEALER with the intention that the cost of all advertising and sales promotion activities shall be borne by DEALER. Such advertising will be performed consistently with AZIMUT’s advertising standards set out in DEALER Qualification Book. Upon request, DEALER will transmit to AZIMUT a copy of each and every advertisement and/or marketing material that it will use concerning the Products. DEALER acknowledges that AZIMUT may request changes and deny the publication of those advertisements and marketing material which it will reasonably deem not in line with AZIMUT standards as defined in DEALER Qualification Book

5.3	Prior to the expiration of the contractual year, DEALER and AZIMUT will together review the expenditure of the budget for advertising to determine any appropriate adjustments for the subsequent year.

5.4	AZIMUT will provide DEALER with a sufficient number of brochures and marketing material which will be free of charge for DEALER. Further quantities will be sold “at cost”. Any duplication will be strictly forbidden being understood that in case of violation of this instruction and/or violation of copyrights on any image, content or right anyway connected to such material DEALER will be fully liable of damages and herein expressly undertakes to hold AZIMUT harmless from any and all damages or claim coming from third Parties or such violations. Unless expressly regulated in DEALER Qualification Book, DEALER will be allowed to apply a sticker positioned identifying DEALER on the back side of each AZIMUT packaging, brochure or other marketing material.

5.5	Transportation costs of all brochures, marketing and promotional materials will be at DEALER’s charge. DEALER will receive on a regular basis the invoices regarding the purchase of promotional material and the transport costs. Payment shall be remitted by wire-transfer to AZIMUT or deducted in the monthly wire compensation.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

5.6	Shipments of promotional material will be either “freight collect” or “freight prepaid” at DEALER’s choice. The method of shipment selected by DEALER should be shown on the order.

ARTICLE VI

BOAT SHOWS

6.1	During the Contractual Term, DEALER must attend the Miami Boat Show and the Ft. Lauderdale Boat Show (individually the “Show” and collectively the “Shows”) organized by AZIMUT. DEALER agrees collectively with the DEALER of FL to provide full range of boats to be displayed in each show as is feasible unless differently agreed with AZIMUT , which agreement shall not be unreasonably withheld. At the Boat Show, DEALER will have the availability of a non-exclusive meeting room and all other facilities arranged by AZIMUT, such as bar service in the display, brochures, organizational assistance, etc.

6.2	DEALER must, at its own expenses, take part in its local boat show(s) that Dealer deems to be advisable and arrange a display according to the rules and instructions set out in DEALER Qualification Book or if different according to the guidelines that will from time to time be agreed upon with AZIMUT’s Sales and Marketing Departments.

ARTICLE VII

TERMS OF PAYMENT

7.1	Unless otherwise agreed in writing on a case by case basis, all Products must be paid by DEALER as follows for all boat orders:

Motoryacht 75-100’ (including S line)

•	Orders for stock:

•	$100,000 on Azimut acceptance of order

•	$200,000 on starting lamination

•	balance upon delivery to carrier in Italy

Motoryacht 101’ – 116’ (including S line)

•	Orders for stock

•	$100,000 on Azimut acceptance of order

•	$400,000 on starting lamination

•	balance upon delivery to carrier in Italy

Motortyacht 75’ – 116’ (including S line)

•	Retail contracts

•	5% on Azimut acceptance of order following customer execution of retail contract

•	5% on engine installation

•	balance upon delivery to carrier in Italy

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

AZIMUT shall be responsible for and bear all risk of loss or damage and costs of shipping and insurance for the Products through delivery at a United States port in New York or such other U.S. port designated by DEALER at DEALER’s option.

Eventual request of cancellation of any valid order asked by DEALER will be reasonably evaluated by AZIMUT and if accepted, deposit will be allocated to another model as mutually agreed upon.

7.2	DEALER shall comply with the terms of payment stated above, except for any amounts contested by DEALER in good faith. Should DEALER fail to comply with such terms of payment, AZIMUT shall so notify DEALER in writing and DEALER shall so comply for all uncontested amounts within five (5) business days thereafter, if not sooner.

ARTICLE VIII

PROTOCOL OF ACCEPTANCE AND CHECK LIST

8.1	According to the procedure set out in DEALER Qualification Book, before or after title to the boat is transferred to DEALER according to the provisions of Article 3.2 above, DEALER, within fourteen (14) calendar days from the date when the boat is delivered to Dealer in the United States – must:

(i)	sign the Protocol of Acceptance in the form set out in DEALER Qualification Book and deliver it to AZIMUT together with the Check List.

(ii)	directly or through appointed experts, inspect and identify any cosmetic defects and missing items with respect to the relevant contractual and technical specifications, according to the procedure set out in DEALER Qualification Book;

Provided however that such 14 day period shall be extended for such time as reasonably necessary if delay is caused by circumstances beyond the control of the parties. Additionally, with respect to any latent defects or defects which are not discovered upon initial inspection, DEALER shall have the opportunity to identify and report and seek remedy of such defects following discovery thereof. Further provided that DEALER will use its commercially reasonable best effort to carry out the activities described under (i) and (ii) hereabove in Viareggio for all boats built in Viareggio shipyard.

The risk of loss shall be borne by AZIMUT until delivery to Dealer at United States designated port.

8.2	Except as specifically provided herein or otherwise agreed between the parties, AZIMUT’s obligations to DEALER may never exceed that set out in the AZIMUT Warranty Book and the other terms and conditions contained in the relevant Order Contract.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ARTICLE IX

CONDITIONS OF RESALE BY DEALER

9.1	In reselling the Products DEALER shall represent to each customer the contents and limits of the AZIMUT Warranty Book and in the resale agreement shall, to the extent applicable, reference or provide the similar terms and conditions contained in the Order Contract executed with AZIMUT for the Product to be resold.

9.2	DEALER shall sell the Products in substantially the same conditions as they are received by it, reasonable wear and tear and normal installation of electronics and entertainment systems excepted, and shall not alter, remove or in any way tamper with any of the AZIMUT Trademarks, marks or numbers on the Products. DEALER will have the right to attach to the Products its name indicating DEALER is an authorized distributor of AZIMUT.

ARTICLE X

AFTER SALE ASSISTANCE, END CUSTOMER

WARRANTY AND ‘WARRANTY EXTENSION’ PACKAGE

10.1	At its own expense DEALER shall organize and maintain an appropriate and adequate after-sale assistance service in compliance with the rules and instructions confirmed in DEALER Qualification Book.

10.2	- DEALER undertakes to provide assistance, also under warranty, for all AZIMUT boats in ports or marinas situated in the Territory, both those sold by DEALER or otherwise, at the conditions provided in DEALER Qualification Program.

10.3	- DEALER expressly accepts and undertakes to comply with the content of the AZIMUT Warranty Booklet, with reference both to the Warranty for Pleasure-boat Customers and to the Warranty for Professional Customers. For such purpose the AZIMUT Warranty Booklet is annexed to this agreement (Appendix 4).

10.4	DEALER further expressly accepts all conditions any Limited AZIMUT Warranty Extension Package described in the AZIMUT Warranty Booklet and undertakes to offer it to its customers, refraining from proposing its own service packages or however, packages that have not been previously agreed with AZIMUT.

10.5	DEALER undertakes to carry out Maintenance-services for all AZIMUT boats (as per DQP rules) including maintenance-services provided for new boats up to 62 feet and Maintenance services included in any Limited AZIMUT Warranty Extension Package implemented on specific boats.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

10.6	DEALER shall refrain from seeking payment for any Maintenance-services (excluding warranty) included in any Limited AZIMUT Warranty Extension Package and implemented on boats, and shall strictly comply with the provisions set out in DEALER Qualification Program.

10.7	AZIMUT shall reimburse DEALER costs for approved interventions under warranty as per warranty conditions (see warranty booklet) and DQP Book but in any event no later than thirty (30) days following submission of appropriate documentation.

10.8	DEALER labour rate will be One Hundred and No/100ths Dollars ($100.00) per hour for the first twelve (12) months thereafter. Subsequent rates will be determined by the Parties based on actual fair costs and rates posted by dealer in accordance with DQP regulation on this same dedicated matter.

ARTICLE XI

ASSISTANCE AGAINST UNFAIR COMPETITION AND

INFRINGEMENT OF INDUSTRIAL PROPERTY RIGHTS

11.1	DEALER shall cooperate with AZIMUT to carry out all actions necessary to protect the Trademarks in the Territory. The Trademarks shall not be used in any manner that will invalidate the registration thereof and the right to use the Trademarks in connection with the appropriate Products is only granted to the extent that AZIMUT is able to do so without endangering the validity of the registration. DEALER shall (insofar as it becomes aware thereof) notify AZIMUT of any unauthorized use in the Territory of the Trademarks or of any other intellectual or industrial property rights in the control or ownership of AZIMUT. At the request of AZIMUT, DEALER shall take part in or give assistance in respect of any legal proceedings and execute any documents and do any things reasonably necessary to assist AZIMUT in protecting AZIMUT’s intellectual and industrial property rights (including without limitation the Trademarks) in the Territory. DEALER shall leave in position and not cover or erase any notices or other marks (including without limitation details of patents or notices that a trademark design or copyright relating to the Products is owned by AZIMUT) which AZIMUT may place on or affix to the Products. DEALER undertakes not to apply the Trademarks to any item not one of the Products nor to distribute or sell any such items with the Trademarks so applied or to engage in any other practice or activity likely to mislead potential purchasers into believing that an item is one of the Products when in fact it is not.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ARTICLE XII

BUSINESS OR ENTERPRISE SECRETS

12.1	Each party shall keep confidential and not disclose to any third party, except for the purposes of this Agreement, all information relating to the Products (whether technical or commercial) and to the affairs and business of the other and their (its) respective subsidiary or associated companies, whether such information is disclosed to DEALER by AZIMUT or otherwise obtained by DEALER or AZIMUT as a result of the association between AZIMUT and DEALER. Without prejudice to the generality of the foregoing, where DEALER is a company within a group of companies and/or its activities in pursuance of this Agreement are carried out through various local establishments in the Territory, the said information may be disclosed to other companies within such group and/or to any employees of DEALER who are employed at the said local establishment. This clause is not intended to prohibit: i) the fact of existence of a contract to distribute Products of AZIMUT; ii) review of the Agreement by DEALER’s legal counsel or its normally used Contracts Specialist/Administrator that may be an employee of DEALER or an affiliate of DEALER; iii) review by legal and professional advisors, after a breach is alleged by either party, to review material and matters relating to the breach but only for purposes of rectification or defense; or iv) governmental authorities to whom sharing of such information is necessary in order to implement the sale of Products. For the avoidance of doubt this provision shall survive the expiry or termination (for whatsoever cause) of this Agreement. Confidential Information shall not include any information which is or becomes known to the general public, which is already in the other party’s possession prior to disclosure by the primary party or which is independently generated by either party without use of the Confidential Information.

12.2	Public Statements. Neither party shall make any public statements nor issue any press releases regarding this Agreement or the content hereof without the prior written consent of the other party.

ARTICLE XIII

NO ASSIGNMENT OR TRANSFER

13.1	DEALER shall maintain ownership, authority and responsibility of its operations through DEALER or DEALER’s affiliates. Other than a corporate reorganization or restructuring, this agreement shall not be assignable or transferable due to a change, directly or indirectly, voluntarily or involuntarily, in DEALER’s control without the prior written consent of AZIMUT.

13.2	This Agreement cannot be assigned or transferred by DEALER without the prior written consent of AZIMUT. ,. If, and only if, AZIMUT consents in writing to the assignment or transfer, such assignment and transfer is contingent upon the assignee or transferee duly accepting in writing the provisions of this agreement and assuming, in all respects, DEALER’s duties relative to rights to be assigned.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ARTICLE XIV

INDEMNIFICATION

14.1	AZIMUT agrees to assume the defense of DEALER and to indemnify DEALER against any money judgment, claim, demand, loss, cost, expense, cause of action or allegation including without limitation attorney fees, less any offset recovered by DEALER, in any lawsuit, assertion or other claim naming DEALER as a defendant, where such lawsuit or claim relates to: (a) an alleged breach of any warranty relating to any Products; or (b) bodily injury or property damage or any other damage or loss claimed to have been caused by a defect in the design, manufacture or assembly of a Product prior to delivery thereof to DEALER; provided, however, that if any information discloses DEALER negligence, error or omission of any nature, or should it appear that the Products involved in such lawsuit had been altered by or for DEALER at DEALER’S direction or if DEALER has violated any of the provisions of this Agreement with respect to the product involved, then DEALER will, upon request, obtain its own counsel and defend itself at DEALER’s cost, and AZIMUT will be obligated to indemnify DEALER to the extent of AZIMUT’s responsibility. DEALER shall notify AZIMUT of any claim which DEALER will assert AZIMUT might be obligated to defend under this Section within thirty (30) days of DEALER’s receipt of notice of said claim(s). AZIMUT shall promptly conduct a preliminary investigation to initially determine whether AZIMUT is obligated to defend under this Section. Notwithstanding any such investigation, AZIMUT may retender defense of any action to DEALER at any time upon reasonable prior notice in the event information discloses DEALER altered products, breached this Agreement or committed negligence, errors or omissions with respect to the product or customer involved. DEALER will take the steps necessary to protect its own interests and the interests of AZIMUT involved in the lawsuit until such time as AZIMUT may assume the active defense of DEALER. AZIMUT will, if it assumes the defense of DEALER, reimburse DEALER for reasonable attorneys’ fees and court costs incurred by DEALER from the date of the tender. AZIMUT, if it assumes DEALER’s defense, will have the right to retain and direct counsel of its own choosing subject to approval of DEALER which will not be unreasonably withheld, and DEALER shall cooperate in all matters during the course of defending the lawsuit. AZIMUT shall obtain and maintain comprehensive general liability insurance, through solvent and reputable carriers, in amounts reasonably satisfactory to DEALER and shall name DEALER as an additional insured, as its interests appear, on such policies. Upon request, AZIMUT shall provide DEALER with a certificate of insurance evidencing such coverage which shall require that DEALER receive not less than thirty (30) days notice of cancellation or modification of such coverage.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

14.2	Upon request of AZIMUT, DEALER shall indemnify, defend and hold AZIMUT harmless from any claim, demand, cause of action or cost, including attorney fees incurred by AZIMUT relating thereto, which may arise or be asserted against AZIMUT, if such claim, and only to the extent that such claim, demand or cause of action results solely from: (a) DEALER’s failure to comply, in whole or in part, with any material obligation of DEALER under the Agreement with respect to the product or customer in question; (b) any actual negligence, error, or omission of DEALER in connection with the sale, preparation, repair or service (including without limitation warranty service authorized by Azimut) by DEALER of the product or customer in question; (c) any modification of any Products made by or on behalf of DEALER at DEALER“S direction, except those made pursuant to the express written instruction or with the express written approval of AZIMUT; (d) DEALER’s breach of any material agreement between DEALER and DEALER’s customer or other third party; or (e) unauthorized warranties, misleading statements, misrepresentations or deceptive or unfair practices by DEALER, directly or indirectly, to AZIMUT, a customer or a third party in performing its duties as Dealer under this Agreement. AZIMUT shall notify DEALER within thirty (30) days of the existence of any claims and allow DEALER an opportunity to resolve such claims, provided that no resolution or settlement shall be binding upon AZIMUT without its written approval thereof. AZIMUT shall be obligated to tender defense of any such claim, demand or cause of action to DEALER; provided however that Azimut shall have the opportunity to approve of counsel in its reasonable judgment. AZIMUT shall not retain counsel of its choosing to defend an indemnified claim under this paragraph and DEALER shall not be required to reimburse AZIMUT for any costs or attorneys’ fees as incurred if Azimut chooses its own counsel. DEALER shall obtain and maintain comprehensive general liability insurance, through solvent and reputable carriers, in amounts reasonably satisfactory to AZIMUT and shall name AZIMUT as an additional insured, as its interests appear, on such policies. Upon request, DEALER shall provide AZIMUT with a certificate of insurance evidencing such coverage which shall require that AZIMUT receive not less than thirty (30) days notice of cancellation or modification of such coverage.

ARTICLE XV

SURVIVAL

15.1.	The provisions of Articles 12, 14, 16, 17 and 18 shall survive the expiration or termination of this Agreement and any claims either party may have for the collection of money, including without limitation warranty claims, or the enforcement of any obligations which may be in the nature of continuing obligations shall also survive the expiration or termination of this Agreement.

ARTICLE XVI

TERMINATION AND WAIVER

16.1	The Agreement may be terminated, at any time, by mutual agreement of AZIMUT and DEALER.

16.2	The Agreement shall terminate and expire at the end of the Contractual Term, as such may be renewed from time to time.

16.3	AZIMUT may terminate the Agreement after the occurrence of one or more of the following events of default, upon thirty (30) days prior written notice by AZIMUT to DEALER in the event that DEALER has not remedied nor taken measures to remedy the default during such thirty (30) day period following receipt of written notice thereof by DEALER:

a)	Failure by DEALER to secure and continuously maintain any license necessary for the conduct by DEALER of all of its Dealership Operations as a whole pursuant to the Agreement or the termination, expiration without renewal or suspension or revocation of all such licenses for any reason whatsoever,;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

b)	Any change, transfer or attempted transfer by DEALER or DEALER Affiliates, voluntarily or by operation of law, of the whole or any part of the Agreement, other than to an affiliate of DEALER as part of a corporate reorganization or restructuring, or any change in control outside the ordinary course of business without prior written consent of AZIMUT and any purported change, transfer or assignment shall be null and void and not binding on AZIMUT;

c)	Intentionally Omitted.

d)	Knowingly submitting to AZIMUT any intentional fraudulent statement, application, report, request for issuance of reimbursement, compensation, refund or credit, including without limitation any fraudulent claim for warranty work, labor rate, set-up reimbursement or warranty coverage;

e)	Knowing use by DEALER of any deceptive or fraudulent practice, whether willful, or intentional, in the sale of any Product;

f)	Any indictment for any crime or violation of any law by DEALER which will have an adverse effect on the reputation of DEALER, Dealership Operations or AZIMUT; or any conviction in any court of original jurisdiction of DEALER for any crime or violation of any law which will adversely and materially affect the conduct of Dealership Operations or will be materially harmful to the goodwill or reputation of AZIMUT, Products or the Trademarks;

g)	DEALER’s entering into any agreement, combination, understanding, conspiracy or contract, oral or written, with any other party with the known purpose of fixing prices of Products (covered in (f));

h)	DEALER’s abandonment of all of its Dealership Operations as or whole or failure to maintain a going business;

i)	Material and continuous failure of DEALER adequately to represent, promote, sell or service the Products or to achieve minimum yearly sales of the Products from time to time agreed to by the Parties provided that such agreement will consider many factors including the strength of the economy in the Territory, Euro impact, Azimut product availability and realistic potential for growth; from time to time through each annual period, Azimut and Dealer will discuss Dealer’s peformance and reset annual goals if needed, as mutually agreed between the Parties.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

j)	Failure of DEALER to purchase the orders as per Appendix 6 of this Agreement (unless differently agreed by the parties in writing).

k)	Insolvency by any definition of DEALER; or the commission of any act of bankruptcy; or the existence of facts or circumstances which would require the voluntary commencement by DEALER or the involuntary commencement against DEALER of any proceedings under any bankruptcy act or law or under any state insolvency law; or the filing of a petition by or against DEALER under any bankruptcy or insolvency law; or the appointment of a receiver or other officer having similar powers for DEALER or Dealership Operations; or any levy under attachment, garnishment or execution or similar process which is not, within ten (10) days, vacated or removed by payment or bonding.

16.4	AZIMUT may select any applicable provision under which it elects to terminate the Agreement, and give notice thereunder, notwithstanding the existence of any other grounds for termination or the reference to such other grounds in the notice of termination and AZIMUT shall specify such reason in its written notice to DEALER.

16.5	DEALER shall be responsible to pay all attorney fees and costs incurred by AZIMUT terminating this Agreement following an uncured event of default by DEALER described in Article 16.3 hereof.

16.6	DEALER may terminate the Agreement, at any time, after the occurrence of any one or more of the following events of default, upon thirty (30) days prior written notice from DEALER to AZIMUT in the event that AZIMUT has not remedied nor taken measures to remedy the default during such thirty (30) day period following receipt of written notice thereof from DEALER:

a)	Failure by AZIMUT to secure and continuously maintain any license necessary for the conduct by AZIMUT of its Operations pursuant to the Agreement or the termination, expiration without renewal or suspension or revocation of any such license for any reason whatsoever, whether or not that license is reinstated;

b)	Any change, transfer or attempted transfer by AZIMUT voluntarily or by operation of law, of the whole or any part of the Agreement, other than to an affiliate of AZIMUT, or any interest or legal or beneficial ownership therein or any right or obligation thereunder, directly or indirectly, such as, for example only, by way of an underlying ownership interest in AZIMUT’s Operations or the assets thereof outside the ordinary course of business, without prior written consent of DEALER and any purported change, transfer or assignment shall be null and void and not binding on DEALER;

c)	Intentionally Omitted.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

d)	Knowingly sSubmitting or participating in the submission to DEALER of any intentional fraudulent statement, application, report, request for issuance of reimbursement, compensation, refund or credit;

e)	Knowing use by AZIMUT of any deceptive or fraudulent practice, whether willful or intentional in the manufacture or sale of any Product;

f)	Any indictment for any crime or violation of any law by AZIMUT which will have an adverse effect on the reputation of DEALER, Dealership Operations or AZIMUT; or any conviction in any court of original jurisdiction of AZIMUT for any crime or violation of any law which will adversely and materially affect the conduct of Dealership Operations or will be materially harmful to the goodwill or reputation of DEALER, Products or the Trademarks;

g)	AZIMUT’s entering into any agreement, combination, understanding, conspiracy or contract, oral or written, with any other party with the known purpose of fixing prices of Products;

h)	Insolvency by any definition of AZIMUT or the commission of any act of bankruptcy; or the existence of facts or circumstances which would require the voluntary commencement by AZIMUTor the involuntary commencement against AZIMUT of any proceedings under any bankruptcy act or law or under any state insolvency law; or the filing of a petition by or against AZIMUT under any bankruptcy or insolvency law; or the appointment of a receiver or other officer having similar powers for AZIMUT; or any levy under attachment, garnishment or execution or similar process which is not, within ten (10) days, vacated or removed by payment or bonding.

i)	Material and continuous failure of AZIMUT to supply the product contemplated by this Agreement; appoint another dealer in the Territory; failure to fulfill warranty obligations.

16.7	DEALER may select any applicable provision under which it elects to terminate the Agreement, and give notice thereunder, notwithstanding the existence of any other grounds for termination or the reference to such other grounds in the notice of termination and DEALER shall specify such reason in its notice to AZIMUT.

16.8	AZIMUT shall be responsible to pay all attorney fees and costs incurred by DEALER in terminating this Agreement following an event of default as described in Article 16.6 hereof by AZIMUT.

16.9	Neither party shall be liable to the other for consequential, punitive, exemplary or incidental damages.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ARTICLE XVII

OBLIGATIONS OF THE PARTIES UPON

TERMINATION OR EXPIRATION OF THE CONTRACT

17.1	The acceptance by AZIMUT of orders from DEALER, the tender of orders to AZIMUT by DEALER or the continued sale of Products to DEALER or any other act or course of dealing of AZIMUT or DEALER after termination or expiration of the Agreement shall not be construed as or deemed to be a renewal of the Agreement for any further term or a waiver of such termination by or against either party. Any dealings after termination or expiration shall be on a day-to-day basis. In all cases, DEALER an AZIMUT each agree to conduct itself and its operations until the effective date of termination, and after termination or expiration of the Agreement, so as not to injure the reputation or goodwill of the Trademarks or each other.

17.2	Upon the mailing of a written notice of termination or after date of the expiration of the Agreement without renewal, AZIMUT shall fulfill all pending orders of DEALER for Products that are under contract to a customer, special tools and equipment, if previously accepted by AZIMUT unless the parties agree otherwise.

17.3	Not later than the effective date of the termination or expiration of the Agreement, DEALER shall cease to hold itself out as an authorized dealer of the Products and discontinue selling or servicing any Products as an authorized dealer unless an agreement to the contrary is reached between the parties.

17.4	In addition to any other requirements set forth in the Agreement, within a reasonable time following the termination or expiration of the Agreement, DEALER shall, at its sole expense, discontinue any and all uses of the Trademarks and all words, symbols and marks which may be confusingly similar thereto; remove all signs bearing Trademarks and destroy all stationery, repair orders, advertising and solicitation materials, and all other printed matter bearing Trademarks or referring directly or indirectly to AZIMUT or the Products in any way which might make it appear to any members of the public that DEALER is still an authorized dealer. The foregoing shall include without limitation discontinuing the use of Trademarks appearing in connection with DEALER’s business name or any advertising. DEALER shall also deliver to AZIMUT, at AZIMUT’s place of business, or to a person designated by AZIMUT, or shall destroy upon request by AZIMUT, any and all technical or service literature, advertising and other printed material then in DEALER’s possession which relates to the Products and which was acquired or obtained by DEALER from AZIMUT. DEALER shall destroy any sign bearing Trademarks which is not to be repurchased by AZIMUT.

17.5	Upon request of Azimut, DEALER shall deliver to AZIMUT copies of DEALER’s availabe records of predelivery service, warranty service, recall or update service or other service of the Products

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

17.6	Upon Termination by AZIMUT without Cause, Termination by DEALER for cause and nonrenewal or expiration of this Agreement (subject to the provisions below), Azimut shall within sixty (60) days of the effective date of termination or expiration “[****]”. Additionally, promptly following the effective date of termination or expiration, Azimut will return to MarineMax deposits for boats that are “on-order”. To the extent boats are “sold retail” and on order, the parties can mutally agree upon who will deliver the product. For purposes of this section, “Cause” is defined as any item in 16.3 with respect to DEALER and any item in section 16.6 with respect to Azimut. “[****]”

17.7	Any Products, tools or materials in DEALER’s possession acquired from AZIMUT for which DEALER has not paid AZIMUT, shall be promptly returned to AZIMUT upon termination or expiration of this Agreement at DEALER’s cost.

17.8	AZIMUT shall at any time after termination or expiration of this Agreement have no obligation but solely the right to establish and maintain any kind of relationship with ultimate purchasers, agents, distributors, dealers, retailers, clients, customers or other distribution outlets at any level of distribution or sale which have or will distribute, sell or handle AZIMUT’s Products in the Territory and any other such ultimate purchasers, agents, distributors, dealers, retailers, clients, customers, or other distribution outlets at any level of distribution, utilized or solicited by DEALER during the term of such agreement.

17.9	For a period of twelve (12) months following termination or expiration, AZIMUT shall continue to sell parts and accessories for the products to DEALER, unless otherwise agreed to by the Parties.

ARTICLE XVIII

MISCELLANEOUS

18.1	This Agreement cancels, supersedes and replaces all previous documents or agreements exchanged or executed by and between the Parties and all prior course of conduct, business dealings and industry custom and practice.

18.2	All Appendices attached to this Agreement constitute an integral part of it.

18.3	Intentionally Omitted.

18.4	No modification or amendment made to any Appendix shall be valid unless executed in writing by both Parties hereto. Any executed modification or amendment shall bear the date of such amendment or modification, is valid and effective as of such date and shall be substitutive of the prior Appendix it has amended or modified.

18.5	The present agreement shall not be amended or modified, except by a written document signed by both Parties and shall not be modified by any prior or subsequent course of conduct, business dealings and/or industry custom and practice.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

18.6	Any waiver of any breach of any term or condition of this agreement with respect to DEALER or any other dealer agreement with respect to any other dealer shall not operate as a waiver of any other breach of such term or condition, or of any other term or condition hereof nor shall any failure to enforce any provision hereof or any other dealer agreement operate as a waiver of such provision or any other provision hereof

18.7	This agreement and the rights and obligations of the Parties hereunder shall be governed by and construed in accordance with the laws of Italy, without regard to conflicts of laws, except as described in Section 18.8 below.

18.8	Any dispute arising out or in connection with the execution, interpretation or termination of this Agreement or the relationship between DEALER and AZIMUT must first be submitted in writing by the disputing party to the other party. The parties shall then enter into a good faith resolution period of thirty (30) days during which they will attempt to resolve the matter in good faith. In the event that the parties are unable to reach a compromise resolution, at the end of the thirty (30) day period, or earlier upon mutual determination of the parties, the dispute shall be exclusively submitted by the Parties to and determined by a panel of three (3) arbitrators in “[****]”, such arbitrators to be legally qualified and to be appointed by agreement between Parties. The decision of the panel of arbitrators will be made through the application of “[****]” law to this agreement and will be final and binding. The parties acknowledge and agree that the provisions of this paragraph do not confer or create jurisdiction over Azimut in the “[****]” in general or “[****]” in particular other than for the purposes described herein.

18.9	Time is of the essence of this Agreement.

***** SIGNATURES BEGIN ON FOLLOWING PAGE *****

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

AZIMUT BENETTI S.P.A		MARINEMAX NORTHEAST, LLC d/b/a MARINEMAX SURFSIDE 3

By:	/s/ Marco Valle	By:	/s/ Michael H. McLamb
Print Name: Marco Valle		Print Name: Michael H. McLamb
Title: Sales Director		Title: Vice President

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

APPENDIX 1

TO THE AZIMUT DEALERSHIP CONTRACT

DEALER QUALIFICATION BOOK

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

APPENDIX - 2

TO THE AZIMUT DEALERSHIP CONTRACT

ORDER CONTRACT

APPENDIX - 3

TO THE AZIMUT DEALERSHIP CONTRACT

LIST OF PRODUCTS

MOTORCRUISER LINE

AZIMUT 43

AZIMUT 46

AZIMUT 47

AZIMUT 50

AZIMUT 55

AZIMUT 58

AZIMUT 62

AZIMUT 68

AZIMUT 70

MOTORYACHT LINE

AZIMUT 75

AZIMUT 82

AZIMUT 85 / 88

AZIMUT 95

AZIMUT 98

AZIMUT 105

AZIMUT 116

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

S LINE RANGE:

AZIMUT 43 S

AZIMUT 62 S

AZIMUT 68 S

AZIMUT 86 S

AZIMUT 103 S

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

APPENDIX 4

TO THE AZIMUT DEALERSHIP CONTRACT

AZIMUT WARRANTY BOOK

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

APPENDIX 5

TO THE AZIMUT DEALERSHIP CONTRACT

2008 – 2009 US PRICE LIST

“[****]”

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

APPENDIX 6

“[****]”